EXHIBIT 25


                             POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors and Officers of ASHLAND INC., a Kentucky corporation, which is about to file a Post-Effective Amendment No. 1 to Form S-8 Registration Statement to the Amended Stock incentive Plan for Key Employees Of Ashland Oil, Inc. And its Subsidiaries with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, hereby constitutes and appoints JAMES J. O'BRIEN, DAVID L. HAUSRATH and LINDA L. FOSS, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power to act without the others to sign and file such Amendment, and the exhibits thereto and any and all other documents in connection therewith, and any such amendments thereto, with the Securities and Exchange Commission, and to do and perform any and all acts and things requisite and necessary to be done in connection with the foregoing as fully as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Dated:  January 28, 2005


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

/s/ James J. O'Brien                                          /s/ Mannie L. Jackson
-----------------------------------------------------         -----------------------------------------------------
James J. O'Brien, Chairman of the Board                       Mannie L. Jackson, Director
and Chief Executive Officer


/s/ J. Marvin Quin                                            /s/ Kathleen Ligocki
-----------------------------------------------------         -----------------------------------------------------
J. Marvin Quin, Senior Vice President                         Kathleen Ligocki, Director
and Chief Financial Officer


/s/ Lamar M. Chambers                                         /s/ Patrick F. Noonan
-----------------------------------------------------         -----------------------------------------------------
Lamar M. Chambers, Vice President,                            Patrick F. Noonan, Director
Controller and Principal Accounting Officer


/s/ Ernest H. Drew                                            /s/ George A. Schaefer
-----------------------------------------------------         -----------------------------------------------------
Ernest H. Drew, Director                                      George A. Schaefer, Jr., Director


/s/ Roger W. Hale                                             /s/ Theodore M. Solso
-----------------------------------------------------         -----------------------------------------------------
Roger W. Hale, Director                                       Theodore M. Solso, Director


/s/ Bernadine P. Healy                                        /s/ Michael J. Ward
-----------------------------------------------------         -----------------------------------------------------
Bernadine P. Healy, Director                                  Michael J. Ward, Director



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